CONTRACT SCHEDULE


CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be accepted with our prior approval

         ALLOCATION GUIDELINES:

                    1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                    2. If allocations are made in percentages, whole numbers must be used.

                    3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT:        [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]


P40087-AA                              i                                NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE:   Equal on an annual basis to .15% of the average daily
net assets of the Variable Account.

DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

P40087-AA                              ii                               NY

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of surrender from the Investment Option bears to the total of the partial surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.


P40087-AA                              iii                              NY

                        CONTINGENT DEFERRED SALES CHARGE

                                  Number of Years
                                  FROM RECEIPT                        CHARGE
                                  ---------------                     ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.

         MINIMUM PARTIAL SURRENDER:  $500

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%


P40087-AA                              iv                               NY

We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement]
         [Traditional Guaranteed Minimum Death Benefit Endorsement] [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b) Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement]
         [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


P40087-AA                              v                                 NY

                                CONTRACT SCHEDULE


CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be
                                    accepted with our prior approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]


P40087-BB                              i                                 NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.70% of the average daily net assets of the Variable Account.

The additional charge for the Traditional Guaranteed Benefit Package is 0.20%. This charge is included in the mortality and expense risk charge of 1.70%.

During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE:   Equal on an annual basis to .15% of the average daily
net assets of the Variable Account.


P40087-BB                             ii                                 NY

DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of surrender from the Investment Option bears to the total of the partial

P40087-BB                            iii                                 NY
         surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        CONTINGENT DEFERRED SALES CHARGE

                                    Number of Years
                                    FROM RECEIPT                      CHARGE
                                    ------------                      ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.

         MINIMUM PARTIAL SURRENDER:  $500

P40087-BB                              iv                                NY

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement]
         [Traditional Guaranteed Minimum Death Benefit Endorsement] [Traditional Guaranteed Minimum Income Benefit Endorsement] [Traditional Guaranteed Partial Withdrawal Benefit Endorsement] [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b)Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement]
         [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]




P40087-BB                              v                                 NY

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be accepted with our prior approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]


P40087-CC                             i                                 NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.70% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit is 0.20%. This charge is included in the mortality and expense risk charge of 1.70%.

During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE:   Equal on an annual basis to .15% of the average daily
net assets of the Variable Account.


P40087-CC                            ii                                 NY

DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of surrender from the Investment Option bears to the total of the partial


P40087-CC                           iii                                 NY
         surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        CONTINGENT DEFERRED SALES CHARGE

                                    Number of Years
                                    FROM RECEIPT                       CHARGE
                                    ------------                       ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.

         MINIMUM PARTIAL SURRENDER:  $500



P40087-CC                             iv                                NY

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement]
         [Enhanced Guaranteed Minimum Death Benefit Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b) Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement]
         [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]




P40087-CC                             v                                 NY

                                CONTRACT SCHEDULE


CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be accepted with our prior approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]

P40087-DD                             i                               NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 2.20% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Benefit Package is 0.70%. This charge is included in the mortality and expense risk charge of 2.20%.

During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE: Equal on an annual basis to .15% of the average daily net assets of the Variable Account.


P40087-DD                             ii                               NY

DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that the amount of surrender from the Investment Option bears to the total of the partial


P40087-DD                           iii                               NY
         surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        CONTINGENT DEFERRED SALES CHARGE

                                    Number of Years
                                    FROM RECEIPT                      CHARGE
                                    ------------                      ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.

         MINIMUM PARTIAL SURRENDER:  $500


P40087-DD                             iv                              NY

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement] [Traditional Guaranteed Minimum Death Benefit Endorsement] [Enhanced Guaranteed Minimum Income Benefit Endorsement] [Enhanced Guaranteed Partial Withdrawal Benefit Endorsement] [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b) Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement] [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


P40087-DD                             v                               NY

                                CONTRACT SCHEDULE


CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be accepted with our prior approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]



P40087-EE                              i                                  NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 1.85% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and the Traditional Guaranteed Benefit Package is 0.35%. This charge is included in the mortality and expense risk charge of 1.85%.

During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE: Equal on an annual basis to .15% of the average daily net assets of the Variable Account.


P40087-EE                             ii                                  NY

DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that


P40087-EE                            iii                                  NY
         the amount of surrender from the Investment Option bears to the total of the partial surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        CONTINGENT DEFERRED SALES CHARGE

                                    Number of Years
                                    FROM RECEIPT                      CHARGE
                                    ------------                      ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.


P40087-EE                              iv                                 NY

         MINIMUM PARTIAL SURRENDER:  $500

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement]
         [Enhanced Guaranteed Minimum Death Benefit Endorsement]
         [Traditional Guaranteed Minimum Income Benefit Endorsement] [Traditional Guaranteed Partial Withdrawal Benefit Endorsement] [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b) Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement]
         [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

P40087-EE                              v                                  NY

                                CONTRACT SCHEDULE


CONTRACT OWNER:  John Doe           CONTRACT NUMBER:  GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:  Non-Qualified: $5,000; $2,000 if you have selected AIP or Qualified; ($25,000 for any applicable Guaranteed Minimum Income Benefits selected)

         MINIMUM SUBSEQUENT
         PURCHASE PAYMENT:          $250 or $100 if you have selected the
                                    Automatic Investment Plan.

         MAXIMUM TOTAL
                 PURCHASE PAYMENTS: $1million; higher amounts may be accepted with our prior approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

INVESTMENT OPTIONS:

VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]

P40087-FF                              i                               NY

[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPEMHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase the mortality and expense risk charge is equal on an annual basis to 2.35% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and the Enhanced Guaranteed Benefit Package is 0.85%. This charge is included in the mortality and expense risk charge of 2.35%.

During the Annuity Phase, the mortality and expense risk is equal on an annual basis to 1.50% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

ADMINISTRATIVE CHARGE: Equal on an annual basis to .15% of the average daily net assets of the Variable Account.



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DISTRIBUTION EXPENSE CHARGE:  None

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value the last day of each Contract Year while this Contract is in force. If a total surrender is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total surrender is made is less than $50,000, the full contract maintenance charge will be deducted at the time of the total surrender.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

if your Contract Value on a Contract Anniversary is at least $50,000, then no contract maintenance charge is deducted.

In the event you own more than one Contract, we will determine the total Contract Value for all of the Contracts. If the total Contract Value is at least $50,000, we will not assess the contract maintenance charge. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is the lesser of $25 or 2% of the amount transferred. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the transfer fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: $1,000 (from any Investment Option) or your entire interest in the Investment Option, if less. This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

SURRENDERS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each surrender. For partial surrenders, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options in the same proportion that



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         the amount of surrender from the Investment Option bears to the total of the partial surrender. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Surrenders are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        CONTINGENT DEFERRED SALES CHARGE

                                    Number of Years
                                    FROM RECEIPT                      CHARGE
                                    ------------                      ------
                                        0                               6%
                                        1                               6%
                                        2                               6%
                                        3                               5%
                                        4                               4%
                                        5                               3%
                                        6                               2%
                                        7 years or more                 0%

         FREE SURRENDER AMOUNT: Each Contract Year after the first Contract Year, on a non-cumulative basis, you can withdraw amounts from the Contract Value without incurring a Contingent Deferred Sales Charge. The amount not subject to the Contingent Deferred Sales Charge is 15% of the Contract Value, less any previous Free Surrender Amount withdrawn during that Contract Year.

         If your Contract Value is $25,000 or more you can elect the Systematic Withdrawal Option in lieu of the Free Surrender Option described above. Systematic Withdrawals are available on a monthly or quarterly basis if your Contract Value is $25,000 or more. The total of Systematic Withdrawals in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 15% of the Contract Value determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. There is no limit to the amount or percentage of the Systematic Withdrawals if your Purchase Payments are no longer subject to a Contingent Deferred Sales Charge. If you have elected the Systematic Withdrawal Option, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge. We reserve the right to modify the eligibility rules at any time, without notice.

         If you have a Qualified Contract and your Contract Value is $25,000 or more, you can elect the Minimum Distribution Program with respect to your Contract. Surrenders will be made on a monthly or quarterly basis and will not be subject to a Contingent Deferred Sales Charge. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Free Surrender Amount described above. If you have elected the Minimum Distribution Program, any additional surrenders will be subject to any applicable Contingent Deferred Sales Charge.



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         MINIMUM PARTIAL SURRENDER:  $500

         MINIMUM CONTRACT VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL SURRENDER: $2,000

FIXED ACCOUNT INITIAL RATE:  x%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         [Dollar Cost Averaging Fixed Account Endorsement]
         [Enhanced Guaranteed Minimum Death Benefit Endorsement] [Enhanced Guaranteed Minimum Income Benefit Endorsement] [Enhanced Guaranteed Partial Withdrawal Benefit Endorsement] [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [403 (b)Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement] [Blanket Endorsement]


SERVICE CENTER:   ALLIANZ SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]